UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2019, the Board of Directors of Tailored Brands, Inc. (the “Company”) appointed Andrew Vollero as a member of the Company’s Board of Directors.  Mr. Vollero will receive the customary compensation paid to the Company’s non-employee directors and will receive a grant of 2,500 deferred stock units on the first day of the Company’s next open trading window.  With the addition of Mr. Vollero, the Company’s Board comprises eight directors, six of whom are independent.  Mr. Vollero has been appointed to serve on the Audit Committee of the Company’s Board of Directors.

Mr. Vollero has extensive finance leadership and general management experience at major technology and consumer companies such as Snap, Inc., Mattel, Inc. and Taco Bell (a division of PepsiCo., spun off as part of Yum Brands).  Since October 2018, he has served as chief financial officer for Allied Universal, a leading security and facility services company with revenues exceeding $7 billion.  Previously, Mr. Vollero was chief financial officer and chief accounting officer of Snap, Inc., where he built the finance function, prepared the company for its initial public offering and developed Snap, Inc.’s “Path to Profitability” strategy.  At Mattel, Inc., Mr. Vollero helped launch and drive the company’s turnaround strategy, was responsible for all aspects of mergers and acquisitions, partnered with executive management and the board on capital allocation strategy, and led investor relations.  At Taco Bell, Mr. Vollero held a wide array of leadership roles spanning strategic planning, financial planning and analysis, accounting, marketing and general management.

A copy of the press release issued on November 18, 2019 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

 Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

The following exhibit is included in this Form 8-K.

99.1 104	Press Release of the Company dated November 18, 2019. Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of the Company dated November 18, 2019.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:November 18, 2019

TAILORED BRANDS, INC.

By:	/s/ Brian T. Vaclavik

Senior Vice President and Chief Accounting Officer